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                                                                       EXHIBIT 6

                                FOURTH AMENDMENT

                                       TO

                      AMENDED AND RESTATED CREDIT AGREEMENT

         FOURTH AMENDMENT, dated as of January 5, 1996 (the "Amendment"), to the Amended and Restated Credit Agreement, dated as of April 12, 1995, among NAI Technologies, Inc., a New York corporation (the "Borrower"), Chemical Bank, a New York banking corporation ("Chemical"), The Bank of New York, a New York banking corporation ("BNY"), and each of the other financial institutions which from time to time becomes party thereto (together with Chemical and BNY, the "Banks"), BNY, as administrative agent (in such capacity, the "Administrative Agent") and Chemical, as collateral agent (in such capacity, the "Collateral Agent").

                               W I T N E S E T H :

         WHEREAS, the Borrower, the Banks, the Administrative Agent and the Collateral Agent are parties to that certain Amended and Restated Credit Agreement, dated as of April 12, 1995 (as amended by certain amendments, dated as of August 14, 1995, October 13, 1995 and November 6, 1995, the "Credit Agreement");

         WHEREAS, unless otherwise defined herein, terms defined in the Credit Agreement and used herein are used herein as therein defined;

         WHEREAS, Charles S. Holmes has purchased $2 million of 12% Convertible Subordinated Promissory Notes issued by the Borrower, and has advised the Borrower that he or his designee intends to purchase an additional $1 million in 12% Convertible Subordinated Notes on or before February 15, 1996; and

         WHEREAS, in consideration of the proposed purchase of an additional $1 million in 12% Convertible Subordinated Notes and at the request of the Borrower, the Banks have agreed to consent to the extension of the Maturity Date to February 15, 1996 on the terms hereinafter set forth.

         Accordingly, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENT TO ARTICLE I. Article I of the Credit Agreement is hereby amended (a) by amending the definition of "Maturity Date" in its entirety as follows:

         "Maturity Date" shall mean February 15, 1996.

and (b) by amending the definition of "Projections" to substitute "the Maturity Date" for the date provided therein.

         SECTION 2. AMENDMENT TO ARTICLE IX. Article IX of the Credit Agreement is hereby amended by amending Section 9.05 thereof to add the words "or financial advisor" (x) after the words "any other counsel" in the parenthetical clause of such Section and (y)


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after the words "any  counsel" in the last clause of the first  sentence of such
Section.

         SECTION 3. CONFIRMATION OF LIENS. The Borrower hereby confirms that, pursuant to the terms of the Credit Agreement and the Security Documents, the Borrower and the Guarantors have granted Liens on all of their assets to the Collateral Agent for the benefit of the Banks. The Borrower hereby further confirms that it will not and will not permit its Subsidiaries to incur, create, assume or suffer to exist any Lien on any property or assets, income or profits of the Borrower or any of its Subsidiaries other than those permitted by Section
6.01 of the Credit Agreement, and any such granting of any such Lien in favor of any third person, including the holders of the Subordinated Indebtedness (as hereinafter defined) shall constitute an Event of Default under the Credit Agreement. Nothing contained herein shall constitute a release or modification of any Lien in favor of the Collateral Agent and the Banks in any Collateral which constitutes security for any of the Obligations.

         SECTION 4. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date hereof (the "Effective Date") when all of the following shall have occurred:

          (a) The Banks shall have each received counterparts of this Amendment, duly executed by the Borrower;

          (b) The Borrower shall have executed and delivered amended Notes to each of the Banks, in substantially the form of Exhibit A hereto;

          (c) The Borrower shall have received an additional $1,000,000 in cash from Charles Holmes on or before December P such that the total 12% Convertible Subordinated Notes purchased by Holmes from the Borrower is in the aggregate principal amount of $2,000,000;

          (d) The Borrower shall be in compliance with all of the terms and provisions set forth in the Credit Agreement to be observed and performed and, after giving effect to this Amendment, no Event of Default or event which with the giving of notice or the passage of time or both would constitute an Event of Default shall have occurred and be continuing; and

          (e) All representations and warranties contained in Section 3 of the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date.

         SECTION 5. RATIFICATION. Except to the extent hereby amended, the Credit Agreement remains in full force and effect and is hereby ratified and affirmed. References in the Loan Documents

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to the Credit  Agreement  shall mean such document as amended by this Amendment, as the same may be further amended, supplemented or otherwise modified from time to time.

         SECTION 6. COSTS AND EXPENSES. All out-of-pocket expenses incurred by the Banks, including the reasonable fees and disbursements of Zalkin, Rodin & Goodman LLP, special counsel for the Agents and the Banks, incurred in connection with the negotiation and preparation of this Amendment shall be paid by the Borrower as provided in Section 9.05 of the Credit Agreement. The Borrower hereby confirms that the Borrower shall be obligated to reimburse the Banks' reasonable expenses incurred in the retention of a financial advisor to the Banks in connection with the administration of the Loans or the protection or enforcement of the Banks' rights in connection therewith.

         SECTION 7. REFERENCES. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Administrative Agent, Collateral Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein.

         SECTION 8. APPLICABLE LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

         SECTION 9. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

         SECTION 10. INTEGRATION. This Amendment represents the entire agreement of the parties hereto with respect to the amendment of the Credit Agreement and the terms of any letters and other documentation entered into among the Borrower and any Bank or the Administrative Agent or the Collateral Agent prior to the execution of this Amendment which relate to the amendment of the Credit Agreement shall be replaced by the terms of this Amendment.

         SECTION 11. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                                    NAI TECHNOLOGIES, INC.

                                    By: /s/ Richard A. Schneider
                                       _______________________________
                                       Title: Executive Vice President

                                    THE BANK OF NEW YORK
                                    AS ADMINISTRATIVE AGENT AND AS A BANK

                                    By: /s/ Richard Maybaum
                                       _______________________________
                                       Vice President

                                    CHEMICAL BANK

                                    AS COLLATERAL AGENT AND AS A BANK

                                    By: /s/ Kathy A. Duncan
                                       _______________________________
                                       Vice President

Consented to as of this
5th day of January, 1996

NAI TECHNOLOGIES - SYSTEMS DIVISION CORPORATION

By: /s/ Richard A. Schneider
   _______________________
   Title: Secretary

WILCOM, INC.

By: /s/ Richard A. Schneider
   _______________________
   Title: Secretary

ARATHON, V.I., INC.

By: /s/ Richard A. Schneider
   _______________________
   Title: Secretary

CODAR TECHNOLOGY, INC.

By: /s/ Richard A. Schneider
   _______________________
   Title: Secretary

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